CONTACT:

Anita Vazquez
8x8, Inc.
(408) 727-1885
Anita.Vazquez@8x8.com

8x8 ANNOUNCES SECOND QUARTER FISCAL 2004 RESULTS

SANTA CLARA, Calif. (October 30, 2003) - 8x8, Inc. (Nasdaq: EGHT) today announced financial results for its second quarter of fiscal 2004 that ended on September 30, 2003.

Revenues for the second quarter of fiscal 2004 were $2.4 million compared with $1.6 million for the first quarter of fiscal 2004 and $2.4 million for the second quarter of fiscal 2003. Net income for the second quarter of fiscal 2004 was $0.7 million or $0.02 per share compared with a net loss for the first quarter of fiscal 2004 of $1.5 million or $0.05 per share and a net loss of $2.0 million or $0.07 per share for the second quarter of fiscal 2003. Total revenues for the six month periods ended September 30, 2003 and 2002, were $4 million and $5.7 million, respectively. Net losses for the six month periods ended September 30, 2003 and 2002 were $0.8 million, or $0.03 per share, and $4.1 million, or $0.14 per share, respectively.

For detailed financial results and other disclosures, see 8x8's Report on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on October 30, 2003.

About 8x8, Inc.

8x8, Inc. offers the Packet8 broadband voice and video communication service (www.packet8.net), consumer videophones, hosted iPBX solutions (through its subsidiary Centile, Inc.), and voice and video semiconductors and related software (through its subsidiary Netergy Microelectronics, Inc.). For more information, visit 8x8's web site at www.8x8.com.

About Packet8

Launched in November 2002, Packet8 enables anyone with high-speed internet access to sign up for internet protocol (IP) voice and video communications service at http://www.packet8.net. Customers can choose a direct-dial phone number from any of the rate centers offered by the service, and then use an 8x8-supplied terminal adapter to connect any telephone to a broadband internet connection and make or receive calls from a regular telephone number. All Packet8 telephone accounts come with voice mail, caller ID, call forwarding, web access to account controls, and real-time online billing. High speed, instant-on broadband videophone accounts, which use the 8x8 DV325 SIP videophone, are also available. The DV325 videophone functions as a Packet8 voice line when making or receiving voice telephone calls from regular telephone numbers

Editors: 8x8 and Packet8 are trademarks of 8x8, Inc.

Financial Tables To Follow

8x8, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts; unaudited)

                                                  Three Months Ended         Six Months Ended
                                                     September 30,             September 30,
                                               ------------------------  ------------------------
                                                  2003         2002         2003         2002
                                               -----------  -----------  -----------  -----------
Product revenues............................. $       750  $     1,301  $     1,611  $     2,675
License and other revenues...................       1,676        1,141        2,438        3,035
                                               -----------  -----------  -----------  -----------
          Total revenues.....................       2,426        2,442        4,049        5,710
                                               -----------  -----------  -----------  -----------

Cost of product revenues.....................         544          702          907        1,307
Cost of license and other revenues...........         108          280          499          536
                                               -----------  -----------  -----------  -----------
          Total cost of revenues.............         652          982        1,406        1,843
                                               -----------  -----------  -----------  -----------
          Gross profit.......................       1,774        1,460        2,643        3,867
                                               -----------  -----------  -----------  -----------
Operating expenses:
  Research and development...................         656        2,078        1,700        4,470
  Selling, general and administrative........       1,229        1,852        2,495        4,035
                                               -----------  -----------  -----------  -----------
          Total operating expenses...........       1,885        3,930        4,195        8,505
                                               -----------  -----------  -----------  -----------
Loss from operations.........................        (111)      (2,470)      (1,552)      (4,638)
Other income, net............................         858          511          799          554
                                               -----------  -----------  -----------  -----------
Net income (loss)............................ $       747  $    (1,959) $      (753) $    (4,084)
                                               ===========  ===========  ===========  ===========

Net income (loss) per share:
   Basic..................................... $      0.02  $     (0.07) $     (0.03) $     (0.14)
                                               ===========  ===========  ===========  ===========

   Diluted................................... $      0.02  $     (0.07) $     (0.03) $     (0.14)
                                               ===========  ===========  ===========  ===========
Shares used in per-share calculation:
   Basic.....................................      30,069       28,387       30,054       28,316
                                               ===========  ===========  ===========  ===========

   Diluted...................................      31,213       28,387       30,054       28,316
                                               ===========  ===========  ===========  ===========

8x8, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, unaudited)

                                              September 30,  March 31,
                                                  2003         2003
                                               -----------  -----------
ASSETS
Current assets:
  Cash and cash equivalents.................. $     2,380  $     3,371
  Short-term investments.....................       1,010          208
  Accounts receivable, net...................       1,266        1,290
  Inventory..................................         198          352
  Other current assets.......................         635          595
                                               -----------  -----------
          Total current assets...............       5,489        5,816
Property and equipment, net..................         230          841
Intangibles and other assets.................         103           48
                                               -----------  -----------
                                              $     5,822  $     6,705
                                               ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable........................... $       433  $       652
  Accrued compensation.......................         522          847
  Accrued warranty...........................         474          477
  Deferred revenue...........................         493          545
  Other accrued liabilities..................         620        1,125
  Income taxes payable.......................         217          226
                                               -----------  -----------
          Total current liabilities..........       2,759        3,872
                                               -----------  -----------

Contingently redeemable common stock.........         107          669
                                               -----------  -----------

Total stockholders' equity...................       2,956        2,164
                                               -----------  -----------
                                              $     5,822  $     6,705
                                               ===========  ===========